EXHIBIT 10.30

                                      NOTE

$5,900                                                     Date: May 24, 2001


     FOR VALUE RECEIVED, Digi Link Technologies, Inc., the undersigned ("Payor"), hereby promises to pay to the order of Peter J. Jegou an individual, ("Holder"), the principal amount of $5,900.00, payable twenty four (24) months after the date first set forth above. The principal amount hereof from time to time outstanding shall bear interest at the rate of six percent (6%) per annum, payable on the date set forth above. All payments hereunder shall be in lawful money of the United States of America at the address of the Holder hereof or at such address as shall be specified by the Holder to Digi Link Technologies, Inc.

     If any default shall be made in the payment of interest or principal, then the Holder, by written notice to the Payor, may exercise all of its legal rights to collect the balance due unless within five (5) business days after such notice the default shall be cured by Payor. Such notice shall be deemed given three (3) days after having been deposited in the United States Mail properly addressed and sent by registered mail to the particular addressee, return receipt requested.

     Prepayments may be made in this note voluntarily at any time and from time to time, without penalty.



                                                 Digi Link Technologies, Inc.


                                                 BY:/s/Richard J. Margulies
                                                 --------------------------
                                                       Richard J. Margulies
                                                       Director

EXHIBIT 10.31

                                      NOTE

$1,500                                                     Date: June 20, 2001


     FOR VALUE RECEIVED, Digi Link Technologies, Inc., the undersigned ("Payor"), hereby promises to pay to the order of Peter J. Jegou an individual, ("Holder"), the principal amount of $1,500.00, payable twenty four (24) months after the date first set forth above. The principal amount hereof from time to time outstanding shall bear interest at the rate of six percent (6%) per annum, payable on the date set forth above. All payments hereunder shall be in lawful money of the United States of America at the address of the Holder hereof or at such address as shall be specified by the Holder to Digi Link Technologies, Inc.

     If any default shall be made in the payment of interest or principal, then the Holder, by written notice to the Payor, may exercise all of its legal rights to collect the balance due unless within five (5) business days after such notice the default shall be cured by Payor. Such notice shall be deemed given three (3) days after having been deposited in the United States Mail properly addressed and sent by registered mail to the particular addressee, return receipt requested.

     Prepayments may be made in this note voluntarily at any time and from time to time, without penalty.



                                                 Digi Link Technologies, Inc.


                                                 BY:/s/Richard J. Margulies
                                                 --------------------------
                                                       Richard J. Margulies
                                                       Director


                                        3